UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

ENZON PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-12957	22-2372868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Kingsbridge Road, Piscataway, New Jersey	08854
(Address of principal executive offices)	(Zip Code)

(732) 980-4500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          At the Annual Meeting of Stockholders of Enzon Pharmaceuticals, Inc. (the “Company”) held on May 10, 2011 (the “Annual Meeting”), the Company’s stockholders approved the Enzon Pharmaceuticals, Inc. 2011 Stock Option and Incentive Plan (the “Plan”). The Board of Directors of the Company (the “Board”), upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), had previously adopted and approved the Plan on March 11, 2011, subject to stockholder approval. The text of the Plan is summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on April 8, 2011 in connection with the Annual Meeting (the “Proxy Statement”).

          Following the approval of the Plan by the Company’s stockholders at the Annual Meeting, on May 10, 2011, the Board adopted and approved the following forms of award agreements for purposes of issuing equity awards to eligible participants under the Plan (the “Award Agreements”), which set forth the terms and conditions for such equity awards:

▪	Form of Non-Qualified Stock Option Agreement for Company Employees
▪	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors
▪	Form of Restricted Stock Unit Award Agreement for Company Employees
▪	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors

          The foregoing description of the Plan and the Award Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and the forms of Award Agreements previously disclosed by the Company and filed as Exhibits to the Registration Statement on Form S-8 (Registration No. 333-174099) filed with the Commission on May 10, 2011 and the description of the Plan included in the Proxy Statement.

          In addition, on May 10, 2011, it was decided that the employment of Paul Davit, Executive Vice President, Human Resources & Administration, would conclude effective as of July 1, 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders.

          At the Annual Meeting, the Company’s stockholders voted on (1) the election of seven directors nominated by the Board to serve until the 2012 Annual Meeting of Stockholders, (2) the approval of the Plan, (3) the ratification of the selection of KPMG LLP, independent accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2011, (4) an advisory resolution on executive compensation of the Company’s named executive officers and (5) a non-binding, advisory vote on the frequency of future advisory votes on executive compensation of the Company’s named executive officers.

          A total of 49,699,252 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 90.7% of the total outstanding eligible votes.

          The tables below set forth the number of votes cast for and against (or, with respect to the advisory vote on the frequency of future advisory votes on executive compensation of the Company’s named executive officers, the number of votes cast for one year, two years and three years), and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.

1.

Election of seven directors to serve until the 2012 Annual Meeting of Stockholders. The Company’s stockholders elected each of the seven nominees named in the Proxy Statement by a majority of the votes cast at the Annual Meeting (excluding abstentions and broker non-votes) to serve on the Board for a one-year term, as set forth below:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes

Alexander J. Denner	41,343,791	283,902	682,236	7,389,323
Richard C. Mulligan	41,295,887	340,285	673,757	7,389,323
Thomas F. Deuel	41,364,793	274,479	670,657	7,389,323
Robert LeBuhn	41,325,401	416,513	568,015	7,389,323
Harold J. Levy	41,474,950	270,164	564,815	7,389,323
Robert C. Salisbury	41,460,342	282,173	567,414	7,389,323
Richard A. Young	41,375,339	263,033	671,557	7,389,323

2.

Approval of the Company’s 2011 Stock Option and Incentive Plan. The Company’s stockholders approved the Company’s 2011 Stock Option and Incentive Plan by a majority of the shares of common stock present or represented by proxy at the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

40,667,974	1,029,113	612,842	7,389,323

3.

Vote on independent registered public accounting firm. The ratification of the selection of KPMG LLP, independent accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2011 was approved by a majority of the shares of common stock present or represented by proxy at the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

48,867,932	220,507	610,813	0

4.

Advisory resolution on executive compensation. The Company’s stockholders approved the non-binding, advisory resolution on the executive compensation of the Company’s named executive officers by a majority of the shares of common stock present or represented by proxy at the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

41,219,953	479,536	610,440	7,389,323

5.

Advisory vote on the frequency of future advisory votes on executive compensation. The option to hold advisory votes on the executive compensation of the Company’s named executive officers on an annual basis received the highest number of votes, as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

39,871,288	106,139	1,767,984	564,518	7,389,323

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

          See the Exhibit Index on the page immediately preceding the exhibits for a list of exhibits filed as part of this Form 8-K, which Exhibit Index is incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)

Date: May 16, 2011	By:	/s/ Andrew Rackear

Name: Andrew Rackear
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Enzon Pharmaceuticals, Inc. 2011 Stock Option and Incentive Plan *

10.2	Form of Non-Qualified Stock Option Agreement for Company Employees *

10.3	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors *

10.4	Form of Restricted Stock Unit Award Agreement for Company Employees *

10.5	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors *

* Each of the referenced exhibits was previously filed with the Commission as an exhibit to the Company’s Registration Statement on Form S-8 (Registration No. 333-174099) filed with the Commission on May 10, 2011, and is incorporated herein by reference to such exhibit.